THE CIGNA GROUP PROPRIETARY AND CONFIDENTIAL Page 1 of 4 AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT This Amendment No. 3 to Master Services Agreement (“Third Amendment”) is effective as of January 1, 2025 (“Effective Date”) by and between Cigna Corporate Services, LLC (“Company”) with offices at Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192 and Omada Health, Inc. (“Supplier”) with a mailing address at 2202 S Cockrell Hill Rd., PO Box 210129, Dallas, TX 75211 and supersedes and replaces in its entirety the Master Services Agreement originally entered into by Evernorth, Inc. (f/k/a Express Scripts Holding Company, Inc.), an affiliate of Company, and Omada Health, Inc. (as amended, the “Agreement”). WHEREAS, Company and Supplier entered into the Agreement on January 1, 2020; WHEREAS the Agreement included an expiration date on December 31, 2024, but, in accordance with the terms of the Agreement, has remained in full force and effect continuously since January 1, 2020; WHEREAS, the parties wish to amend the Agreement and extend the term thereof; WHEREAS, the parties desire to reaffirm and continue their commercial relationship under this Agreement to ensure continuity of services, while also allowing time to negotiate and implement revised agreement structures. NOW THEREFORE, in consideration of the promises set forth in this Agreement and intending to be legally bound, the parties agree as follows: 1. Ratification. The Agreement is hereby ratified upon the last signature date of the parties below effective as of the Effective Date. 2. Term. Section 12.1 (Term) of the Agreement is hereby deleted and replaced in its entirety with the following: The term of this Agreement commences as of the Effective Date and, unless earlier terminated, shall continue in effect until the later of December 31, 2026 or the termination or expiration of all Statements of Work. Each Statement of Work will include the length of the initial term of such Statement of Work and the length of the renewal terms, if any. In the event that the term of a Statement of Work extends beyond the termination or expiration of this Agreement, this Agreement shall continue in full force and effect with respect to such Statement of Work until the termination or expiration thereof. 3. Section 13.5. Section 13.5 of the Agreement is hereby deleted and replaced in its entirety with the following: “13.5 Notice. All notices, consents, approvals, and other communications required or permitted under this Agreement must be in writing and (with the exception of routine business communications directed to the appropriate representative of the other party) must be addressed to the other party as set forth below. Such communications, if delivered to Company, shall be deemed received on the date (a) personally delivered, (b) confirmed on the return receipt for certified mail sent return receipt requested; or (c) confirmed on the delivery confirmation for notices sent by a reliable overnight courier. Such communications, if delivered to Supplier, shall be delivered via electronic mail at the address below, with a copy required to be mailed to the address below, and shall be deemed received on the date transmitted via electronic mail. If to Company: If to Supplier: Cigna Omada Health, Inc. 900 Cottage Grove Road legal@omadahealth.com Hartford, CT 06152 Attn: Supply Chain Management, C8SCM 2202 S. Cockrell Hill Rd. PO Box 210129 Dallas, TX 75211 Docusign Envelope ID: 8E744505-40DC-48BB-A00C-F9CEE09C46AE

THE CIGNA GROUP PROPRIETARY AND CONFIDENTIAL Page 2 of 4 4. Continued Applicability of Terms and Conditions of Agreement. Except as expressly modified herein, all terms and conditions of the Agreement remain unchanged and in full force and effect. A copy of the Agreement is attached hereto as Exhibit B. For clarity, all Statements of Work entered into under the Agreement and still in effect as of the Effective Date are governed by the Agreement as of the Effective Date. These Statements of Work are identified in Exhibit A attached hereto. In witness whereof, the parties have caused this Agreement to be executed by their duly authorized representatives. CIGNA CORPORATE SERVICES, LLC OMADA HEALTH, INC. Signature: Signature: Print Name: Print Name: Title: Title: Date: Date: Docusign Envelope ID: 8E744505-40DC-48BB-A00C-F9CEE09C46AE 10/29/2025 | 14:39 EDT CEO Sean Duffy 10/29/2025 | 15:08 EDT Third Party Management Director Sarah Chase